UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2004

                           ARIAD Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


        Delaware                    0-21696           22-3106987
 (State or other jurisdiction     (Commission        (I.R.S. Employer
     of incorporation)            File Number)      Identification No.)


              26 Landsdowne Street, Cambridge, Massachusetts     02139
               (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (617) 494-0400


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events.

      In a press release dated September 30, 2004, ARIAD Pharmaceuticals, Inc. announced, for the first time, updated results of two Phase 1 clinical trials of its novel mTOR inhibitor, AP23573 as a single agent, showing documented tumor regression in patients with advanced cancers - most of whom had progressive disease upon entering the trial and virtually all of whom had failed alternative treatments. These clinical results are being presented today at the 2004 EORTC-NCI-AACR Symposium on Molecular Targets and Cancer Therapeutics in Geneva, Switzerland. A copy of the press release is filed herewith as Exhibit 99.1 and the information contained therein is incorporated by reference into this
      Item 8.01 of this Current Report on Form 8-K.


ITEM 9.01  Financial Statements and Exhibits.

      (c)  The following exhibits are filed with this report

           Exhibit
           Number            Description
           ------            -----------
           99.1              Press release dated September 30, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ARIAD Pharmaceuticals, Inc.

                                By: /s/ Edward M. Fitzgerald
                                    --------------------------------------
                                    Edward M. Fitzgerald
                                    Senior Vice President and Chief Financial
                                    Officer

Date:    September 30, 2004

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number            Description
------            -----------
 99.1             Press release dated September 30, 2004.